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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)

                                 March 5, 1999


                             THE NORTH FACE, INC.
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              (Exact Name of Registrant as Specified in Charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



       0-28596                                          94-3204082
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(Commission File No.)                     (IRS Employer Identification Number)




                              407 Merrill Avenue
                          Carbondale, Colorado 81623
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                   (Address of Principal Executive Offices)


                                (970) 704-2300
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             (Registrant's Telephone Number, Including Area Code)

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Item 5.     OTHER EVENTS

     The Registrant has entered into a Transaction Agreement, dated as of February 27, 1998, by and between the Registrant and TNF Acquisition LLC, a Delaware limited liability company whose sole member is Green Equity Investors III, L.P., a Delaware limited partnership.
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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE NORTH FACE, INC.

Dated: March 5, 1999                    By: /s/ Christopher F. Crawford
                                           -----------------------------
                                           Christopher F. Crawford
                                           Chief Financial Officer


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                             THE NORTH FACE, INC.


                          CURRENT REPORT ON FORM 8-K

                               INDEX TO EXHIBITS




Exhibit No.    Description
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 (c)(1)        Transaction Agreement, dated as of February 27, 1999, by and between the Registrant and TNF Acquisition LLC, a Delaware limited liability company whose sole member is Green Equity
               Investors III, L.P., a Delaware limited partnership.

 (c)(2)       Press release, dated March 5, 1999.